EXHIBIT 99.1

New York Investment Trip November, 2003

Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward- looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the Company's business prospects and performance, and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company's markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company's capital investments and marketing strategies, the Company's efficiency in carrying out construction projects, the successful integration of the Woods Cross Refinery, the outcome of litigation with Frontier Oil Corporation, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the Company's business prospects and performance is provided in the Company's Third Quarter Form 10- Q filed with the Securities and Exchange Commission on November 13, 2003. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Holly Corporation Quality Refining & Transportation Assets High growth Southwest & Rocky Mountain markets Strong Balance Sheet & Top Tier Financial Performance Growth & Business Opportunities in 2004 Focused on Further Growth of Shareholder Value Quality assets & management team........ .....Poised for future growth, value & opportunity.

Holly Corporation Current Financial Performance 3Q 03 Y-T-D 03 (9 mos.) Gross Refining Margin $78.8 $171.5 3rd Party Transportation Revenues 3.5 11.2 Net Income 17.6 47.1 EBITDA 38.4 103.4 Cash Flow from Operations 57.6 76.3 (In millions)

Holly Corporation Key Financial Ratios Pre-tax Margin 7.3% Return on Assets 7.7% Return on Invested Capital 15.1% Debt to Total Capitalization 13.1% (based on 9 mo. y-t-d '03 financials)

5-Year Financial Performance vs. Peer Group SUN VLO TSO FTO GI HOC 0.027 0.022 0.007 0.028 0.005 0.036 SUN VLO TSO FTO GI HOC 0.041 0.027 0.009 0.058 0.007 0.069 SUN VLO TSO FTO GI HOC 0.089 0.046 0.013 0.095 0.009 0.148 SUN VLO TSO FTO GI HOC 0.757 0.986 1.257 1.922 2.254 0.364

Earnings Sensitivity to Refining Margin Changes Total Thruput: BPD Artesia* 80,000 Woods-Cross 25,000 Montana 7,000 112,000 40.9 million bbls a year Each dollar increase/decrease in gross margin produces a $40.9mm change in pre-tax income..... Taxed at 39%, the after-tax change is $24.9mm..... With 16.0 mm shares outstanding, the per share change is $1.55 (fully diluted) * '04 w/ expansion

Refining & 3rd Party Trans. OPI Improvements Expansion Woods-Cross P/L Sale Rio Grande Ownership Inc. Total 46 60 80 100 115 115 115 Value 14 20 20 20 5 5 5 Holly 'Mid-Cycle' EBITDA Changes In millions Mid-cycle EBITDA $60mm $120mm +$20 +$20 -$5 +$5 +$20 $14mm 3rd Party Trans $46mm Refining Late 1990's 2003

Holly Corporation Company Assets

Holly Asset Locations Holly Asset Locations

Refining Assets New Mexico Refinery 60,000** BPD High Conversion Refinery* 100% Sour Crude Capabilities 90%+ High Value Light Product Yield Full Utilization Rates Salt Lake City Refinery 25,000 BPD High Conversion Refinery* 87% High Value Light Product Yield Niche High Growth Product Market Montana Refinery 7,500 BPD High Conversion Refinery* 100% Low Priced Canadian Sour Crude Capability Asphalt Niche *crude charge **inc. to 75,000 bpd Dec '03

Pipeline Assets Rio Grande P/L Joint Venture 70% owned by Holly, 30% BP-Amoco Transports LPG's from West Texas to Mexico Alon Lease Alon long-term lease from Orla, TX to El Paso, TX Lease expirations from 2008-2012 Artesia to El Paso P/L System 2 Holly owned P/L's transporting product from Artesia, NM to El Paso, TX North Products P/L P/L transporting product from Artesia, NM to Moriarity/Bloomfield, NM P/L transporting aviation fuel to Roswell, NM Lovington to Artesia P/L System - Navajo Crude System 2 Holly owned P/L's transporting intermediate feedstocks from Lovington to Artesia, NM 700+ miles of crude gathering & trunk lines

Terminalling Assets El Paso 100% owned. 600,000 bbls of storage. Transfer capability to Arizona, Albuquerque, Mexico Tucson 50% owned. 150,000 bbls of storage. Albuquerque 50% owned. 120,000 bbls of storage. Moriarity 100% owned. 225,000 bbls of storage. Mountain Home 100% owned. 120,000 bbls of storage. Bloomfield 100% owned. 200,000 bbls of storage. Roswell 100% owned. 65,000 bbls of storage. Burley/Boise 50% owned. 130,000 bbls of storage. Spokane 100% owned. 400,000 bbls of storage.

Holly Corporation Competitive Position

Holly Corporation Holly's primary markets are in 'premium' market locations Holly's light product mix capitalizes on 'high-value' products in 'high-value' locations Strong strategic & geographic advantage over competitors...

Navajo Gasoline Market Pricing vs. Spot Markets Date Gulf Coast UNL West Coast UNL NRC Gasoline Price 1/31/2000 29.18 30.55 30.38 2/29/2000 34.31 37.92 32.64 3/31/2000 36 43.81 41.34 4/28/2000 30.75 32.87 39.72 5/31/2000 37.21 39.17 37.84 6/30/2000 40.62 42.93 39.98 7/31/2000 34.76 41.27 42.53 8/31/2000 35.48 48.18 41.15 9/29/2000 37.89 52.2 47.64 10/31/2000 36.87 46.9 44.57 11/30/2000 36 44.87 46.34 12/29/2000 30.4 37.79 40.47 1/31/2001 36.41 38.17 38.28 2/28/2001 35.18 42.86 41.03 3/30/2001 33.54 44.6 42.95 4/30/2001 41.32 44.6 45.98 5/31/2001 39.48 43.89 47.87 6/29/2001 31.09 39.35 43.39 7/31/2001 28.54 32.65 34.83 8/31/2001 33 38.09 34.48 9/28/2001 30.73 40.2 43.12 10/31/2001 23.85 35.06 36.87 11/30/2001 21.15 29.48 31.08 12/31/2001 21.5 27.01 25.89 1/31/2002 23.1 27.88 26.86 2/28/2002 23.09 27.25 28.23 3/28/2002 30.77 34.02 33.2 4/30/2002 33.52 33.06 37.08 5/31/2002 31.69 33.58 35.69 6/28/2002 31.48 36.7 36.41 7/31/2002 32.57 34.27 36.25 8/30/2002 32.09 35.58 37.27 9/30/2002 33.29 34.43 37.99 10/31/2002 35.07 34.89 37.92 11/27/2002 29.74 33.35 36.73 12/31/2002 33.16 32.76 33.03 1/31/2003 37.22 39.07 38.16 2/28/2003 42.58 47.46 44.44 3/31/2003 40.96 52.35 50.82 4/30/2003 34.79 35.74 43.26 5/30/2003 33.58 34.45 37.63 6/30/2003 35.3 41.93 41.22 7/31/2003 37.7 38.09 40.04 8/29/2003 42.01 54.43 45.75 9/30/2003 34.88 36.53 43.79 Platts spot gasoline assessments -- $/bbl Strong product pricing across all market locations

NM PMI ELP / M/O AZ (Conv) AZ (CBG) 1998 4500 3700 2700 17000 10000 PMI 3700 38.6 34.6 ELP / M/O 2700 46.9 45 AZ (Conv) 17000 AZ (CBG) 10000 1998 Current Gasoline Market Pricing & Volume Movements 17,000 3,700 4,500 10,000 3,000 2,700 3,000 7,100 18,500 11,100 4,000 3,300 14,500 40,900 BPD 61,500 BPD 5-Year Growth

Holly Corporation Refining Margins

Navajo Refining Margins Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 3.07 4.49 4.72 6.46 4.92 5.11 5.5 5.53 3.72 3.86 3.88 2 West 1.68 1.43 3.12 1.08 1.13 1.37 0.54 2.05 1.38 2.78 2.32 1.41 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 1.23 1.5 3.89 5.83 6.23 4.57 1.24 2.56 5.03 3.29 1.27 4.38 1998-2003 Refining Gross Margin Range $3.90 $11.48 $6.63 $7.98 $6.56 $4.48 $5.79 $6.56 Actual '03 GM line & value $ per bbl $8.97 Median 37

Montana Refining Margins Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 0.06 2.96 3.92 6.41 5.59 4.95 8.73 4.11 4.95 5.15 2.04 2.94 West 5.52 3.98 4.71 1.34 2.14 3.81 0.61 5.63 3.09 2.34 5.63 3.26 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 2.24 2.5 5.16 4.88 8.62 6.76 1.29 2.31 5.47 3.01 2.7 2.78 1998-2003 Refining Gross Margin Range $2.96 $0.06 $12.86 $10.30 $6.52 $8.93 $10.24 $5.59 Actual '03 GM line & value $ per bbl $11.47 Median 39

Woods-Cross Refining Margins 1998 1999 2000 2001 2002 2003 East 0 0 0 0 0 0 West 5.72 5.32 7.35 6.95 5.23 6.55 1998-2003 Refining Gross Margin $5.72 $5.32 $7.35 $6.95 $5.23 $ per bbl $6.55 (y-t-d) 41

Woods-Cross Refining Margins Jun Jul Aug Sep East 0 0 0 0 West 4.54 2.99 9.07 9.81 $4.54 $2.99 $9.07 $9.81 $ per bbl Forecasted annual GM $6/bbl 4 mo actual EBITDA: $9.9mm 43

Holly Corporation Internal / Organic Improvements

Historical Improvement Initiatives Increased 'higher value' gasoline production Aggressive gasoline marketing strategy Completion of northern P/L & terminals Increased 3rd party pipeline/transportation business Internal cost reduction program Low Capex process improvements

Recent Key Initiatives Expansion / Hydrotreater completion Rio Grande P/L increased ownership Woods-Cross purchase

Holly Corporation Clean Fuels Requirements

Clean Fuels Requirements Navajo Refinery: Gasoline: requirements met with hydrotreater completion in November, 2003 Diesel: capital required expected to be modest by 2006 (approx. $3-4mm) Montana Refinery: Gasoline: already in compliance Diesel: no capital required utilizing planned approach Woods Cross Refinery: Gasoline: already meeting EPA mandated CBG gasoline reqs through 2009 Diesel: capital required expected to be $20+mm 2006

HOC TSO GI FTO VLO SUN ASH PCO West 0.24 0.24 0.32 0.38 0.47 0.48 0.72 0.94 Clean Fuels Spending / Capacity PRESENT VALUE 2003-06 CLEAN FUELS CAPEX (divided by production) $ per capacity/bbl Source: Friedman, Billings & Ramsey analysts report & HOC data 55

Holly Corporation Growth / Shareholder Value Focus

Strategy / Growth Focus Grow refining businesses through acquisition (prudent & opportunistic growth) Commitment to process improvement Grow existing refining businesses Grow & enhance value of pipeline business

Holly Corporation -- Contacts Holly Corporation 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Steve McDonnell (214) 871-3584 steve@hollycorp.com Neale Hickerson (214) 871-3572 neale@hollycorp.com

Definitions Gross refining margin - Refining revenues less refining cost of products sold Pre-tax margin - Income before income taxes divided by sales and other revenues Return on assets - Net income divided by total assets Return on invested capital - New income divided by the sum of total stockholders' equity plus debt. Debt includes long-term debt, including current maturities, and borrowings under the Company's credit agreement. Debt to total capitalization - Debt divided by the sum of total stockholders' equity plus debt.

Definitions Earnings Before Interest, Taxes, Depreciation and Amortization - Three and Nine Months Ended September 30, 2003 (in thousands) Net Income $17,550 $47,134 Add provision for income tax 11,104 29,343 Add interest expense 755 1,292 Subtract interest income (82) (385) Add depreciation & amortization 9,104 26,029 EBITDA $38,431 $103,413 Earnings before interest, taxes, depreciation and amortization - EBITDA is calculated as net income plus (i) interest expense, (ii) less interest income, (iii) plus income tax provision, and (iv) plus depreciation, depletion and amortization. EBITDA is not a calculation based upon generally accepted accounting principles; however, the amounts included in the EBITDA calculation are derived from amounts included in the consolidated financial statements of Holly. EBITDA should not be considered as an alternative to net income or operating income, as an indication of operating performance of Holly or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it enhances an investor's understanding of Holly's ability to satisfy principal and interest obligations with respect to Holly's indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by Holly management for internal analysis and as a basis for financial covenants. EBITDA is reconciled to net income in the table above. Three Months Nine Months